SUMMARY PROSPECTUS 2010 Marshall Large-Cap Focus Fund	MARSHALL FUNDS September 1, 2010 (as revised October 12, 2010) Institutional Class Ticker MLIFX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.marshallfunds.com/i-reports. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an email request to marshallfunds.service@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated September 1, 2010, as revised October 12, 2010, are incorporated by reference into this Summary Prospectus.

Investment Goal:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses(1)	0.80%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver and Expense Reimbursement(2)	0.65%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.65%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year because it is a new fund.

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent Institutional Class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.65% through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$66
3 Years	$348

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies. Large-sized companies are those companies, at the time of purchase, similar in market capitalization to those within the S&P 500 Index, which as of July 30, 2010 was between approximately $1.1 billion and $305.1 billion. The Fund normally invests in approximately 40 to 55 stocks.

The Adviser’s investment process begins with a top down business cycle analysis and then focuses on companies with positive fundamental change characteristics such as enhancing revenues, improving profit margins, and/or increasing cash flows.

The Fund, from time to time, maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment goal. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by Fund management will produce the desired results.

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Marshall Large-Cap Focus Fund	Page 2

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Cash Risks. To the extent the Fund holds cash or cash equivalents rather than securities, this could cause the Fund to not achieve its investment goal and could negatively affect the Fund’s performance.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. The Fund is managed by a team of portfolio managers and other investment personnel comprised of investment professionals in Delta Asset Management, an operating division of the Adviser.

Carl Goldsmith, a senior vice president of the Delta Asset Management division, has served as the lead portfolio manager of the Fund since its inception.

Marla Ryan, CFA, a senior vice president of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception.

Brenda Cullen, a vice president and senior equity analyst of the Delta Asset Management division, has served as a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $2 million. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations.

You may sell (redeem) your Institutional Class shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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